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                      HARTFORD SELECT LEADERS LAST SURVIVOR
                             SEPARATE ACCOUNT VL II
                         HARTFORD LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED JANUARY 29, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2001

Effective April 1, 2002, the third bullet under the subsection "Death Benefit" in the Summary of Benefits and Risks section of the prospectus is replaced with the following:

     - Return of Premium Option: The death benefit is the current Face Amount plus the total of your premium payments, however, it will be no more than the current Face Amount plus $5 million.

Effective April 1, 2002, the third bullet under the subsection "Death Benefit Options" in the Death Benefits and Policy Values section of the prospectus is replaced with the following:

     -        Under Option C, the current Face Amount plus the lesser of:
              (a) the sum of the premiums paid; or (b) $5 million.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-88261
HV-3580